UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 20, 2005 (September 16, 2005)
CAPSTONE TURBINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices)
(818) 734-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-3.1 TEXT OF AMENDMENT TO BYLAWS

Section 5 – Corporate Governance and Management
     Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     By action of its Board of Directors, effective September 16, 2005, the Company amended its bylaws to decrease the size of the Board of Directors from eight to seven. The amended bylaws will be filed with the Company’s Form 10-Q for the fiscal quarter ended September 30, 2005. A copy of the text of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.

Exhibit 3.1	Text of Amendment to Bylaws.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION (Registrant)
Date: September 20, 2005	By:	/s/ Walter McBride
Chief Financial Officer